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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   April 18, 2008
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                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
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(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 2.01 - Completion of Acquisition or Disposition of Assets

       On April 18, 2008, Reunion Industries, Inc. (the "Registrant") completed the sale of the business and substantially all of the assets of its CP Industries division to subsidiaries of Everest Kanto Cylinder Ltd. ("Buyer") for a purchase price consisting of $66.3 million paid in cash and the Buyer's assumption of the accounts payable and other current liabilities of the division. The purchase price is subject to a post-closing adjustment based on a closing balance sheet for the division that is to be prepared within 60 days of the closing date. The Registrant deposited $875,000 of the purchase price in a one-year escrow, as security for any claims of the Buyer that may arise after the closing under the governing Asset Purchase Agreement.

       The purchase price was determined by negotiation between the Registrant and the Buyer. There is no relationship, other than in respect of the reported transaction, between (1) the Buyer and (2) the Registrant or any of Registrant's affiliates or any of Registrant's directors or officers or any associates of any such director or officer.

       CP Industries manufactures and sells large seamless pressure vessels for the containment and transportation of pressurized gases.

       The Registrant is currently operating as debtor and debtor-in-possession in its case under Chapter 11 of the U.S. Bankruptcy Code, which is pending before U.S. Bankruptcy Court in Bridgeport, Connecticut.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  April 23, 2008                         REUNION INDUSTRIES, INC.
       --------------                               (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

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